UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

March 31, 2025

GT Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-40023 (Commission File Number)		94-1620407 (IRS Employer Identification No.)
N/A1 (Address of Principal Executive Offices and zip code)

(415)-919-4040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Series	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	GTBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1Effective as of July 1, 2024, the Company became a fully remote company. We do not maintain a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to 505 Montgomery Street, 10th Floor, San Francisco, California 94111, or by email to auditcommittee@gtbiopharma.com.

Item 3.02 Unregistered Sales of Equity Securities.

On March 31, 2025, GT Biopharma, Inc. (the “Company”) issued to Cytovance Biologics, Inc. (“Cytovance”) a pre-funded warrant (the “Warrant”) to purchase up to 326,251 shares of Common Stock (the “Warrant Shares”) in partial consideration for services provided to the Company by Cytovance.

The Warrant is immediately exercisable, in whole or in part and at any time, subject to limitations on beneficial ownership as set forth therein, until the pre-funded warrant has been exercised in full, at an exercise price of $0.0001 per Warrant Share. The aggregate exercise price of $846,562.50, except for the nominal exercise price of $0.0001 per Warrant Share, was pre-funded to the Company in the form of such services rendered.

The Warrant and the Warrant Shares, as applicable, are being offered and sold without registration under the Securities Act of 1933 (the “Securities Act”), as amended, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering, and in reliance on similar exemptions under applicable state laws.

The foregoing description of the terms of the Warrant is not intended to be complete and is qualified in its entirety by reference to such Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Prefunded Common Stock Purchase Warrant.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT BIOPHARMA, INC.

Date: April 4, 2025	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer